SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUNDS:

DWS Ultra-Short Duration Fund
DWS Strategic Income Fund

DWS Ultra-Short Duration Fund

Effective immediately, the “INVESTMENT RESTRICTIONS” section of the fund’s statement of additional information is amended to remove the following non-fundamental investment policy with respect to DWS Ultra-Short Duration Fund only:

(18) The fund has a 15% of total assets limit for each of futures contracts, futures contracts on securities indices, and options on futures contracts.

DWS Strategic Income Fund

Effective on or about September 22, 2011, the “INVESTMENT RESTRICTIONS” section of the fund’s statement of additional information is amended to remove the following non-fundamental investment policies with respect to DWS Strategic Income Fund only:

(11) The fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

(12) The fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(19) The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

(20) May invest up to 15% of its total assets in credit default swaps (measured by the notional amount of the credit default swap).

(23) No more than 5% of total assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the fund does not own the underlying security or securities at the time of investment.

(26) The fund may not exceed 25% of the value of its assets in securities purchased on a when-issued or forward delayed-delivery basis.

(27) The fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets.

(28) The fund currently does not intend to invest more than 20% of its net assets in zero coupon US government securities.

(29) The fund may invest up to 50% of its total assets in foreign securities that are traded principally in securities markets outside the US.

Please Retain This Supplement for Future Reference

July 19, 2011